                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: August 24, 2001
                       (Date of earliest event reported)


                     FIRST HORIZON ASSET SECURITIES, INC.
            (Exact name of Registrant as specified in its charter)


            Delaware                 333-633806                75-2808384
     (State of Incorporation)   (Commission File No.)      (I.R.S. Employer
                                                          Identification No.)

            4000 Horizon Way
              Irving, Texas                                      75063
(Address of Principal executive offices)                      (Zip Code)

      Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.   Other Events.
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     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-633806) filed with the Securities and Exchange Commission (the "Commission") on June 25, 2001, as amended by Amendment No. 1 thereto filed with the Commission on August 14, 2001 (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2001-6 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the incorporation by reference in the Prospectus Supplement of the accountants' report dated January 24, 2001, on the audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries. The Consent of Independent Accountants is set forth in
Exhibit 23.1 hereto.
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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

               23.1      Consent of Independent Accountants

                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES, INC.



August 24, 2001             By: /s/ Wade Walker
                               -------------------------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization

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